UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

WESTERN ACQUISITION VENTURES CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

WESTERN ACQUISITION VENTURES CORP.

42 Broadway, 12th Floor
New York, New York 10004

NOTICE OF SPECIAL MEETING
TO BE HELD JANUARY 8, 2025

TO THE STOCKHOLDERS OF

WESTERN ACQUISITION VENTURES CORP.

On behalf of the Board of Directors of Western Acquisition Ventures Corp. (the “Company” or “we”), I invite you to attend our Special Meeting of Stockholders (the “Special Meeting”). We hope you can join us.

The Special Meeting will be a virtual meeting only and will be held via a videoconference. Stockholders will not be able to physically attend the meeting. The virtual meeting can be accessed by using the following link:

https://web.lumiconnect.com/285796129

The password for the videoconference is: wavs2025

We are first mailing these materials to our stockholders on or about [TBD].

As discussed in the enclosed Proxy Statement, the purpose of the Special Meeting is to consider and vote upon the following proposals:

(i)	Proposal 1 — A proposal to amend the Company’s Certificate of Incorporation (the “Charter”), to extend the date by which the Company has to consummate a business combination (the “Charter Amendment”), such extension for an additional three (3)-month period (the “Extension”), from January 11, 2025 through and including April 11, 2025 (such date actually extended being referred to as the “Extended Termination Date”) (we refer to this proposal as the “Charter Amendment Proposal”);

(ii)	Proposal 2 — A proposal to amend the Company’s investment management trust agreement, dated as of January 11, 2022, as amended (the “Trust Agreement”), by and between the Company and Equiniti Trust Company (the “Trustee”), allowing the Company to extend the Extended Termination Date by depositing into the Trust Account $100 (the “Trust Amendment”) (we refer to this proposal as the “Trust Amendment Proposal”); and

(iii)	Proposal 3 — A proposal to direct the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the foregoing proposals (we refer to this proposal as the “Adjournment Proposal”).

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow the Company additional time to complete the proposed business combination (the “Proposed Business Combination”) or any potential alternative initial business combination. The Company’s prospectus for its initial public offering (“IPO”) and its Charter provided that the Company has until January 11, 2023, which was subsequently extended to January 11, 2025 (the “Current Termination Date”) to complete the Proposed Business Combination. There is not sufficient time before January 11, 2025 for the Company to complete the Proposed Business Combination given the projected timetable for finalizing a registration statement under the Securities Act of 1933 on Form S-4 (the “Proposed Business Combination Registration Statement”) and having it declared effective prior to holding a special meeting of the Company to consider the Proposed Business Combination. Accordingly, the Board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate the Proposed Business Combination.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Company would have an additional three months after the Extended Termination Date to consummate the Proposed Business Combination or any potential alternative initial business combination, until April 11, 2025, which is a total of up to 39 months to complete the Proposed Business Combination after the Company’s IPO.

Upon the closing of the Company’s IPO, approximately $116,150,000 was placed in a trust account (“Trust Account”) with Equiniti Trust Company acting as trustee, and held as cash or invested only in U.S. government securities. In connection with the original extension from January 11, 2023 to July 11, 2023, the second extension from July 11, 2023 to January 11, 2024, the third extension from January 11, 2024 to April 11, 2024, the fourth extension from April 11, 2024 to July 11, 2024, the fifth extension from July 11, 2024 to October 11, 2024, and the sixth extension from October 11, 2024 to January 11, 2025, the Company received aggregate redemption requests such that on December 4, 2024, the amount in the Trust Account is approximately $1,834,540.

The Board has fixed the close of business on December 9, 2024 as the record date for determining the Company’s stockholders entitled to receive notice of and to vote at the Special Meeting and any adjournment thereof (the “Record Date”). On the Record Date, there were 3,424,879 shares of common stock, $0.0001 par value, issued and outstanding (the “Common Stock”), including 173,879 outstanding public shares of Common Stock. The Company’s Warrants do not have voting rights. Only holders of record of the Company’s Common Stock on the Record Date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

Each of the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow the Company more time to complete its proposed business combination.

On November 21, 2022, the Company entered into an Agreement and Plan of Merger (as it may be amended and/or restated from time to time, the “Merger Agreement”), by and among the Company, the WAV Merger Sub Inc., a Delaware corporation and wholly-owned Subsidiary of the Company (“Merger Sub”), and Cycurion, Inc., a Delaware corporation (“Cycurion”), pursuant to which Merger Sub will merge with and into Cycurion with Cycurion surviving the merger as a wholly-owned subsidiary of the Company (the “Proposed Business Combination”). In addition, in connection with the consummation of the Proposed Business Combination, the Company will be renamed “Cycurion, Inc.” (“Cycurion”). The Merger Agreement is in the process of being amended to reflect an extension of the Current Termination Date and to give effect to changes in capital structure and recent developments in Cycurion.

The original Merger Agreement provided that the Company would acquire all of the outstanding equity interests of Cycurion in exchange for an aggregate of 9,500,000 shares of the Company Common Stock, par value $0.0001 per share (the “Merger Consideration Shares”). The number of Merger Consideration Shares and the structure of the transaction is being revised to give effect to additional financing undertaken by Cycurion for operations due to the delay in completing the Business Company and additional funds needed by the Company to close the Business Combination.

In order to obtain the initial extension, the Company deposited into the Trust account $10,000 per month for the first six-month extension. The Company is not in a position to provide any further extension payments and, accordingly, as with the second, third, fourth, fifth and sixth extensions, it is proposed that only a nominal payment of $100 will be paid in connection with the proposed extension.

Background

The Company was incorporated in Delaware on April 28, 2021 and was formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or other similar Business Combination with one or more businesses or entities. As disclosed in the Company’s prospectus dated January 11, 2022, pursuant to the Trust Agreement, and the Company’s Charter, the Company had until January 11, 2023 to complete the Business Combination. This date was subsequently extended to July 11, 2023, January 11, 2024, April 11, 2024, July 11, 2024, October 11, 2024 and January 11, 2025.

If the Company were unable to consummate the Proposed Business Combination within such period (or as extended as described herein), it would (i) cease all operations except for the purpose of winding up and (ii)  as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding shares of common stock, at a per-share of common stock price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to the Company (net of taxes payable), divided by the number of then-outstanding shares of common stock, which redemption will completely extinguish public stockholders’ rights as holders of shares of common stock (including the right to receive further liquidation distributions, if any), subject to applicable law. Public stockholders will also forfeit the Warrants included in the units sold in the IPO. As promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board, the Company would dissolve and liquidate, subject to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Company and the other parties to the Merger Agreement are working toward satisfaction of the conditions to complete the Proposed Business Combination and finalize the Proposed Business Combination Registration Statement relating to the transaction, but have determined that there will not be sufficient time before January 11, 2025 to hold a Special Meeting to obtain stockholder approval of, and to consummate, the Business Combination. Accordingly, the Company’s board, as described below, has determined that, given the Company’s expenditure of time, effort, and money on identifying Cycurion as a target business and consummating the Proposed Business Combination, it is in the best interests of its stockholders to approve the Charter Amendment Proposal and the Trust Amendment Proposal in order to amend the Charter and to amend the Trust Agreement. Assuming that the Charter Amendment Proposal and the Trust Amendment Proposal are so approved, and both the Charter and the Trust Agreement are amended, the Company will have to consummate the Proposed Business Combination before the Extended Termination Date, unless that date is further extended.

Notwithstanding the foregoing, the Company may decide not to extend the Current Termination Date of January 11, 2025, regardless of the vote of the stockholders of the Company at the Special Meeting.

You are not being asked to vote on any business combination at this time. If the Charter Amendment Proposal the Trust Amendment Proposal is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated the Proposed Business Combination by the Extended Termination Date.

If the Company’s board of directors determines that the Company will not be able to consummate the Proposed Business Combination by the Extended Termination Date, the Company would then look to wind-up the Company’s affairs and redeem 100% of the outstanding public shares, unless the Extended Termination Date is further extended.

In connection with the Charter Amendment Proposal, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the proposed business combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Charter Amendment Proposal and the Trust Amendment Proposal. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $1,834,540 as of December 4, 2024. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not consummated the Proposed Business Combination by the Extended Termination Date unless it has been extended. Our sponsor, our officers and directors and our other initial stockholders, own an aggregate of 3,251,000 shares of our common stock, which include 2,875,000 shares which we refer to as the “Founder Shares”, that were issued prior to our IPO and 376,000 shares that were part of the private units purchased by our sponsor in a private placement which occurred simultaneously with the completion of the IPO (the “Private Placement Shares”). By virtue of the ownership of the Company’s common stock by the Sponsor and A.G.P., the Company’s financial advisor, each of whom has agreed to vote in favor of the proposals, all of the proposals will be approved at the Meeting without the vote of the public stockholders.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or January 6, 2025). The redemption rights include the requirement that a stockholder must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address in order to validly redeem its public shares. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit and Withdrawal At Custodian) service. If you hold your shares in street name, you will need to instruct your bank, broker, or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of December 4, 2024, there was approximately $1,834,540 in the Trust Account. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension Termination Date is extended through and including January 11, 2025, the redemption price per share at the meeting for the proposed business combination or the Company’s subsequent liquidation will be unchanged at approximately $10.55 per share (without taking into account any allowable liquidation distributions and based upon certain estimates for interest, income taxes, and other factors). The closing price of the Company’s common stock on December 3, 2024 was $10.92. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Charter Amendment Proposal, the Trust Amendment Proposal, and the Adjournment proposals are approved, and we do not consummate a business combination by April 11, 2025, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable and up to $100,000 for costs associated with winding up and liquidating the Company), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii), above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our Warrants, which will be worthless in the event of our winding up. In the event of a liquidation, our sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Shares.

Subject to the foregoing, the affirmative vote of at least 65% of the Company’s outstanding common stock, including the Founder Shares and the Private Placement Shares, will be required to approve the Charter Amendment Proposal and the Trust Amendment Proposal. The approval of the Charter Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate the Proposed Business Combination. By virtue of the ownership of the Company’s common stock by the Sponsor and A.G.P., the Company’s financial advisor, each of whom has agreed to vote in favor of the proposals, all of the proposals will be approved at the Meeting without the vote of the public stockholders. Notwithstanding stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal, our board will retain the right to abandon and not implement the Charter Amendment Proposal and the Trust Amendment Proposal at any time without any further action by our stockholders.

Our board has fixed the close of business on December 9, 2024, as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the board of directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Charter Amendment Proposal, the Trust Amendment Proposal, and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

Sincerely,

/s/ James P. McCormick
James P. McCormick Chief Executive Officer

December 4, 2024

WESTERN ACQUISITION VENTURES CORP.

42 Broadway, 12th Floor

New York, New York 10004

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 8, 2025

December 4, 2024

To the Stockholders of Western Acquisition Ventures Corp.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Western Acquisition Ventures Corp. (“the Company”), a Delaware corporation, will be held on January 8, 2025, at 10:00 a.m. Eastern Time.

The Special Meeting will be a virtual meeting only and will be held via a videoconference. Stockholders will not be able to physically attend the meeting. The virtual meeting can be accessed by using the following link:

https://web.lumiconnect.com/285796129

The password for the videoconference is: wavs2025

These materials were first mailed to our stockholders on or about [TBD].

The purpose of the Special Meeting will be to consider and vote upon the following proposals:

(1)	a proposal to amend the Company’s Certificate of incorporation (the “Charter”), to extend the date by which the Company has to consummate a business combination (the “Charter Amendment”), such extension for an additional three (3)-month period (the “Extension”), from January 11, 2025 through and including April 11, 2025 (such date actually extended being referred to as the “Extended Termination Date”) (we refer to this proposal as the “Charter Amendment Proposal”);

(2)	a proposal to amend the Company’s investment management trust agreement, dated as of January 11, 2022, as amended (the “Trust Agreement”), by and between the Company and Equiniti Trust Company (the “Trustee”), allowing the Company to extend the Extended Termination Date by depositing into the Trust Account $100 (the “Trust Amendment”) (we refer to this proposal as the “Trust Amendment Proposal”); and

(3)	a proposal to direct the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the foregoing proposals (we refer to this proposal as the “Adjournment Proposal”); and

(4)	To act on such other matters as may properly come before the Special Meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on December 9, 2024, as the record date for the Special Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Special Meeting or any adjournment or adjournments thereof.

New York, New York

December 4, 2024

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE SPECIAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 8, 2025. THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT THE SEC’S WEBSITE FOR THE COMPANY AT: https://www.sec.gov/edgar/browse/?CIK=1868419&owner=exclude.

WESTERN ACQUISITION VENTURES CORP.

42 Broadway, 12th Floor

New York, New York 10004

PRELIMINARY PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD JANUARY 8, 2025

FIRST MAILED ON OR ABOUT [TBD]

Date, Time, and Place of the Special Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Western Acquisition Ventures Corp. (the “Company” or “we”), a Delaware corporation, in connection with the Special Meeting of Stockholders to be held on January 8, 2025 at 10:00 a.m. Eastern Time for the purposes set forth in the accompanying Notice of Meeting.

The Special Meeting will be a virtual meeting only and will be held via a videoconference. Stockholders will not be able to physically attend the meeting. The virtual meeting can be accessed by using the following link:

https://web.lumiconnect.com/285796129

The password for the videoconference is: wavs2025

We are first mailing these materials to our stockholders on or about [TBD].

The principal executive office of the Company is 42 Broadway, 12th Floor, New York, New York 10004, and its telephone number, including area code, is (310) 740-0710.

Purpose of the Special Meeting

At the Special Meeting, you will be asked to consider and vote upon the following matters:

(1)	Proposal 1 — A proposal to amend the Company’s Certificate of incorporation (the “Charter”), to extend the date by which the Company has to consummate a business combination (the “Charter Amendment”), such extension for an additional three (3)-month period (the “Extension”), from January 11, 2025 through and including April 11, 2025 (such date actually extended being referred to as the “Extended Termination Date”) (we refer to this proposal as the “Charter Amendment Proposal”);

(2)	Proposal 2 — A proposal to amend the Company’s investment management trust agreement, dated as of January 11, 2022, as amended (the “Trust Agreement”), by and between the Company and Equiniti Trust Company (the “Trustee”), allowing the Company to extend the Extended Termination Date by depositing into the Trust Account $100 (the “Trust Amendment”) (we refer to this proposal as the “Trust Amendment Proposal”);

(3)	Proposal 3 — A proposal to direct the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the foregoing proposal (we refer to this proposal as the “Adjournment Proposal”); and

(4)	To act on such other matters as may properly come before the Special Meeting or any adjournment thereof.

The Company was incorporated in Delaware on April 28, 2021 and was formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or other similar Business Combination with one or more businesses or entities. As disclosed in the Company’s prospectus dated January 11, 2022, pursuant to the Trust Agreement, and the Company’s Charter, the Company had until January 11, 2023 to complete the Business Combination. This date was subsequently extended to July 11, 2023, January 11, 2024, April 11, 2024, July 11, 2024, October 11, 2024 and January 11, 2025.

If the Company were unable to consummate the Proposed Business Combination within such period (or as extended as described herein), it would (i) cease all operations except for the purpose of winding up and (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding shares of common stock, at a per-share of common stock price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to the Company (net of taxes payable), divided by the number of then outstanding shares of common stock, which redemption will completely extinguish public stockholders’ rights as holders of shares of common stock (including the right to receive further liquidation distributions, if any), subject to applicable law. Public stockholders will also forfeit the Warrants included in the units sold in the IPO. As promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board, the Company would dissolve and liquidate, subject to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Company and the other parties to the Merger Agreement are working toward satisfaction of the conditions to complete the Proposed Business Combination and finalize the Proposed Business Combination Registration Statement relating to the transaction, but have determined that there will not be sufficient time before January 11, 2025 to hold a Special Meeting to obtain stockholder approval of, and to consummate, the Business Combination. Accordingly, the Company’s board, as described below, has determined that, given the Company’s expenditure of time, effort, and money on identifying Cycurion as a target business and consummating the Proposed Business Combination, it is in the best interests of its stockholders to approve the Charter Amendment Proposal and the Trust Amendment Proposal in order to amend the Charter and to amend the Trust Agreement. Assuming that the Charter Amendment Proposal and the Trust Amendment Proposal are so approved, and both the Charter and the Trust Agreement are amended, the Company will have to consummate the Proposed Business Combination before the Extended Termination Date.

Notwithstanding the foregoing, the Company may decide not to extend the Current Termination Date of January 11, 2025, regardless of the vote of the stockholders of the Company at the Special Meeting. Under the Inflation Reduction Act passed by Congress in 2023, any company that repurchases or redeems its shares may be subject to an excise tax equal to one percent of the amount of the redemptions. While it is not clear, this excise tax may be applicable to the Company’s redemptions required under its Charter in 2023, which would result in a tax liability in excess of $1.1 million. The Company currently does not have assets to satisfy this liability if the Business Combination were not completed. The directors of the Company have contacted potential financing sources to ascertain whether adequate funds can be made available to pay the tax and other required expenses prior to a date that would still leave time to liquidate the Company if it is unable to raise the required amount. Recent guidance from the IRS states that no excise tax will be assessed on any company that adopts a plan of liquidation prior to December 31, 2023 and it is the current intention of the Company to do so if the required funding is not obtained.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Company would have up to an additional three months after the Extended Termination Date to consummate the Proposed Business Combination or any potential alternative initial business combination, until April 11, 2025, which is a total of up to 39 months to complete the Proposed Business combination after the Company’s IPO.

Upon the closing of the Company’s IPO, approximately $116,150,000 was placed in a trust account (“Trust Account”) located in the United States with Equiniti Trust Company acting as trustee, and held as cash or invested only in U.S. government securities. In connection with the original extension from January 11, 2023 to July 11, 2023, the second extension from July 11, 2023 to January 11, 2024, the third extension from January 11, 2024 to April 11, 2024, the fourth extension from April 11, 2024 to July 11, 2024, the fifth extension from July 11, 2024 to October 11, 2024, and the sixth extension from October 11, 2024 to January 11, 2025, the Company received aggregate redemption requests such that on December 4, 2024, the amount in the Trust Account is approximately $1,834,540.

The Board has fixed the close of business on December 9, 2024, as the record date for determining the Company’s stockholders entitled to receive notice of and to vote at the Special Meeting and any adjournment thereof (the “Record Date”). On the Record Date, there were 3,424,879 shares of Common Stock, $0.0001 par value, issued and outstanding (the “Common Stock”), including 173,879 outstanding public shares of Common Stock (the “Public Shares”). The Company’s Warrants do not have voting rights. Only holders of record of the Company’s Common Stock on the Record Date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

On November 21, 2022, the Company entered into an Agreement and Plan of Merger (as it may be amended and/or restated from time to time, the “Merger Agreement”), by and among the Company, the Company Merger Sub Inc., a Delaware corporation and wholly-owned Subsidiary of the Company (“Merger Sub”), and Cycurion, Inc., a Delaware corporation (“Cycurion”), pursuant to which Merger Sub will merge with and into Cycurion with Cycurion surviving the merger as a wholly-owned subsidiary of the Company (the “Proposed Business Combination”). In addition, in connection with the consummation of the Business Combination, the Company will be renamed “Cycurion, Inc.” (“Cycurion”). The Merger Agreement is in the process of being amended to reflect an extension of the Current Termination Date and to give effect to changes in capital structure and recent developments in Cycurion.

The original Merger Agreement provided that the Company would acquire all of the outstanding equity interests of Cycurion in exchange for an aggregate of 9,500,000 shares of the Company Common Stock, par value $0.0001 per share (the “Merger Consideration Shares”). The number of Merger Consideration Shares and the structure of the transaction is being revised to give effect to additional financing undertaken by Cycurion for operations due to the delay in completing the Business Company and additional funds needed by the Company to close the Business Combination.

In accordance with the terms and subject to the conditions of the Merger Agreement, at the effective time of the merger (the “Effective Time”), each share of Cycurion’s capital stock or presumed capital stock issued and outstanding immediately prior to the Effective Time shall be cancelled and shall be converted into the right to receive the Per Share Merger Consideration in the amounts relevant to the class or series of equity or presumed equity of Cycurion held as of the consummation of the Proposed Business Combination.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow the Company more time to complete its Proposed Business Combination. The Company’s Charter, as amended to date, provides that the Company has only until January 11, 2025 to complete a business combination.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including the annexes to this proxy statement.

Q. What is being voted on?

A. You are being asked to consider and vote upon (x) a proposal to amend the Company’s Charter (such amendment, the “Charter Amendment Proposal”) and to amend the Investment Management Trust Agreement (the “Trust Amendment Proposal”) to allow the Board to extend the date to consummate a business combination from January 11, 2025 through and including April 11, 2025 (the latest such date actually extended being referred to as the “Extended Termination Date”), without another stockholder vote, the date by which, if the Company has not consummated a merger, merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination involving one or more businesses or entities, the Company must: (i) cease all operations except for the purpose of winding up and (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding shares of common stock, at a per-share of common stock price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to the Company (net of taxes payable), divided by the number of then outstanding shares of common stock, which redemption will completely extinguish public stockholders’ rights as holders of shares of common stock (including the right to receive further liquidation distributions, if any), subject to applicable law (the Public stockholders will also forfeit the Warrants included in the Units); and (y) a proposal to adjourn the Special Meeting if necessary.

Q. Why is the Company proposing the Charter Amendment Proposal and the Trust Amendment Proposal?

A. The Company was incorporated in Delaware on April 28, 2021 and was formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or other similar Business Combination with one or more businesses or entities. On January 11, 2022, the Company consummated its initial public offering (“IPO”). Simultaneously with the closing of the IPO, the Company consummated the private placement for the sale of private units (“Private Placement”) with Western Acquisition Ventures, LLC (the “Sponsor”) containing 376,000 shares of Common Stock (the “Private Placement Shares”), $116,150,000 from the net proceeds of the units sold in the IPO and the Private Placement was placed in a trust account maintained by Equiniti Trust Company, acting as trustee (the “Trust Account”) for the benefit of the persons holding Public Shares (“Public Stockholders”). In connection with the original extension from January 11, 2023 to July 11, 2023, the second extension from July 11, 2023 to January 11, 2024, the third extension from January 11, 2024 to April 11, 2024, the fourth extension from April 11, 2024 to July 11, 2024, the fifth extension from July 11, 2024 to October 11, 2024, and the sixth extension from October 11, 2024 to January 11, 2025, the Company received aggregate redemption requests such that on December 4, 2024, the amount in the Trust Account is approximately $1,834,540.

The Company has identified Cycurion as the potential business combination target company for the Proposed Business Combination (the “Proposed Business Combination”). The Company believes Cycurion is a compelling opportunity for the Company’s Proposed Business Combination and is currently in the process of consummating the Proposed Business Combination involving Cycurion. It is not possible to complete the Proposed Business Combination by the extended date because of the need for the Company and Cycurion to obtain additional financing to cover its liquidity needs through the closing of the Business Combination and the combined company post-Business Combination.

The Company believes that given its expenditure of time, effort, and money searching for potential business combination opportunities, the Public Stockholders of the Company should be given an opportunity to consider and vote on the Proposed Business Combination or an alternative initial business combination. We do not believe that we will have sufficient time to consummate the Proposed Business Combination or an alternative initial business combination prior to January 11, 2025. Therefore, we are seeking approval of the Charter Amendment Proposal and the Trust Amendment Proposal.

The Board believes that it is in the best interests of the stockholders to continue the Company’s existence in order to allow the Company more time to complete the Proposed Business Combination. Accordingly, the Board is proposing the Charter Amendment Proposal and the Trust Amendment Proposal to extend the Company’s corporate existence and time to complete the Proposed Business Combination. By virtue of the ownership of the Company’s common stock by the Sponsor and A.G.P., the Company’s financial advisor, each of whom has agreed to vote in favor of the proposals, all of the proposals will be approved at the Meeting without the vote of the public stockholders.

YOU ARE NOT BEING ASKED TO VOTE ON THE PROPOSED BUSINESS COMBINATION AT THIS TIME. IF THE CHARTER AMENDMENT PROPOSAL IS APPROVED AND THE CHARTER AMENDMENT IS FILED AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON THE PROPOSED BUSINESS COMBINATION WHEN IT IS SUBMITTED TO STOCKHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT THE PROPOSED BUSINESS COMBINATION IS APPROVED AND COMPLETED OR THE COMPANY HAS NOT CONSUMMATED THE PROPOSED BUSINESS COMBINATION BY THE EXTENDED DATE (OR THE ADDITIONAL EXTENSION DATE, IF APPLICABLE).

Q. Why should I vote for the Charter Amendment Proposal and the Trust Amendment Proposal?

A. The Board believes stockholders will benefit from the Company’s consummating the Proposed Business Combination and is proposing the Charter Amendment Proposal and the Trust Amendment Proposal to extend the date by which the Company has to complete the Proposed Business Combination. Approval of the Charter Amendment Proposal and the Trust Amendment Proposal would give the Company additional time to complete the Proposed Business Combination or a potential alternative business combination and would allow you as a stockholder the benefit of voting for the Proposed Business Combination or a potential alternative business combination and remaining a stockholder in the post- business combination company, if you desire.

Accordingly, we believe that the Charter Amendment Proposal and the Trust Amendment Proposal is consistent with the spirit in which the Company offered its securities to the public in the IPO.

You will have redemption rights in connection with the Charter Amendment Proposal and the Trust Amendment Proposal.

Q. May I redeem my Public Shares in connection with the vote on the Charter Amendment Proposal and the Trust Amendment Proposal?

A. Yes. Under our Charter, the submission of a matter to amend our Charter entitles holders of Public Shares to redeem their shares for their pro rata portion of the funds held in the trust account established at the time of the IPO. Holders of Public Shares do not need to vote against the Charter Amendment Proposal and the Trust Amendment Proposal or be a holder of record on the Record Date to exercise their redemption rights.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, with respect to holders’ right to redeem, the Company will (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to any Public Shares redeemed by holders in connection with the Charter Amendment Proposal and the Trust Amendment Proposal, if any, and (ii) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete the Proposed Business Combination or a potential alternative business combination on or before each Extension date, if applicable. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on the Proposed Business Combination or a potential alternative business combination.

Q. Why is the Company proposing the Adjournment Proposal?

A. To allow the Company more time to solicit additional proxies in favor of the Charter Amendment Proposal and the Trust Amendment Proposal, in the event the Company does not receive the requisite stockholder vote to approve the Charter Amendment Proposal and the Trust Amendment Proposal.

Q. How do the Company’s executive officers, directors and affiliates intend to vote their shares?

A. All of the Company’s directors, executive officers, and their respective affiliates, as well as the Sponsor, are expected to vote any shares of Common Stock over which they have voting control (including any Public Shares owned by them) in favor of the Charter Amendment Proposal and the Trust Amendment Proposal and the Adjournment Proposal. By virtue of the ownership of the Company’s common stock by the Sponsor and A.G.P., the Company’s financial advisor, each of whom has agreed to vote in favor of the proposals, all of the proposals will be approved at the Meeting without the vote of the public stockholders.

Our executive officers and directors are not entitled to redeem such shares in connection with the Charter Amendment Proposal and the Trust Amendment Proposal. On the Record Date, they held 2,501,000 shares of Common Stock representing approximately 73.0% of the Company’s issued and outstanding shares of Common Stock.

Q. What vote is required to adopt the proposals?

A. Charter Amendment Proposal. The Extension Proposal must be approved by the affirmative vote of the holders of 65% of the outstanding shares of Common Stock.

Trust Amendment Proposal. The Trust Amendment Proposal must be approved by the affirmative vote of a majority of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting. By virtue of the Sponsor’s holding more than 50% of the outstanding common stock, the Extension Proposal will be approved.

Adjournment Proposal. The Adjournment Proposal must be approved by the affirmative vote of a majority of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

Q. What if I do not want to approve the Charter Amendment Proposal, the Trust Amendment Proposal, or the Adjournment Proposal?

A. If you do not want to approve the Charter Amendment Proposal, the Trust Amendment Proposal, or the Adjournment Proposal, you must vote against each proposal. The approval of the Charter Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate the Proposed Business Combination.

Q. Will you seek any further extensions to liquidate the trust account?

A. Other than the Extension from January 11, 2025 until April 11, 2025 (the “Extended Termination Date”), as of the date of this proxy statement, we do not anticipate seeking any further extension to consummate a business combination, although we may determine to do so in the future, if necessary.

Q. What happens if the Charter Amendment Proposal and the Trust Amendment Proposal are not approved?

A. If the Charter Amendment Proposal and the Trust Amendment Proposal were not approved at the Special Meeting, it will trigger our automatic winding up, liquidation and dissolution of the Company pursuant to the terms of our Charter. By virtue of the ownership of the Company’s common stock by the Sponsor and A.G.P., the Company’s financial advisor, each of whom has agreed to vote in favor of the proposals, all of the proposals will be approved at the Meeting without the vote of the public stockholders.

Q. If the Extension Proposal and the Trust Amendment Proposal are approved, what happens next?

A. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Company will continue to attempt to consummate the Proposed Business Combination until the Extended Termination Date on April 11, 2025, or a potential alternative business combination until the Extended Termination Date, as applicable, or an earlier date on which the Board otherwise determines in its sole discretion that it will not be able to consummate the Proposed Business Combination or an alternative business combination by the Extended Termination Date or April 11, 2025, and does not wish to seek an additional extension.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the removal of the Withdrawal Amount from the Trust Account, if any, will reduce the amount remaining in the Trust Account and increase the percentage interest of Company shares of Common Stock held by the Company’s officers, directors, and their affiliates.

Q. Would I still be able to exercise my redemption rights in the future if I vote against any subsequently proposed business combination?

A. Unless you elect to redeem your shares in connection with this stockholder vote to approve the Charter Amendment Proposal and the Trust Amendment Proposal, you will be able to vote on any subsequently proposed business combination when it is submitted to Stockholders. If you disagree with the Proposed Business Combination, you will retain your right to vote against it and/or redeem your Public Shares upon consummation of the Proposed Business Combination in connection with the stockholder vote to approve such business combination, subject to any limitations set forth in the Charter.

Q. How do I change my vote?

A. If you have submitted a proxy to vote your shares and wish to change your vote, or revoke your proxy, you may do so by delivering a later-dated, signed proxy card to the Company at its principal address.

Q. How are votes counted?

A. The Company will appoint as inspector of election for the meeting. Votes will be counted by the inspector of election, who will separately count “FOR” and “AGAINST” votes, abstentions, and broker non-votes.

Charter Amendment Proposal. The Extension Proposal must be approved by the affirmative vote of the holders of 65% of the outstanding shares of the Common Stock.

Trust Amendment Proposal. The Trust Amendment Proposal must be approved by the affirmative vote of a majority of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

Adjournment Proposal. The Adjournment Proposal must be approved by the affirmative vote of a majority of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

By virtue of the ownership of the Company’s common stock by the Sponsor and A.G.P., the Company’s financial advisor, each of whom has agreed to vote in favor of the proposals, all of the proposals will be approved at the Meeting without the vote of the public stockholders.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the proposals. As a result, if you abstain from voting on any of the proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Charter), but the abstention will have no effect on the outcome of such proposal.

If you do not want to approve the Charter Amendment Proposal, the Trust Amendment Proposal, or the Adjournment Proposal, you must vote against each proposal. The approval of the Charter Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our business combination. Therefore, our board will abandon and not implement the Charter Amendment Proposal unless our stockholders approve both the Charter Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect.

Q: If my shares are held in “street name” by my bank, brokerage firm or nominee, will they automatically vote my shares for me?

A: No. If you are a beneficial owner and you do not provide voting instructions to your broker, bank or other holder of record holding shares for you, your shares will not be voted with respect to any proposal for which your broker does not have discretionary authority to vote. If a proposal is determined to be discretionary, your broker, bank or other holder of record is permitted to vote on the proposal without receiving voting instructions from you. If a proposal is determined to be non-discretionary, your broker, bank or other holder of record is not permitted to vote on the proposal without receiving voting instructions from you. The Company believes that the Charter Amendment Proposal and the Trust Amendment Proposal will be considered non-discretionary and therefore your broker, bank or other holder of record holding your shares for you cannot vote your shares without your instruction on any of the proposals presented. A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a non-discretionary Proposal because the holder of record has not received voting instructions from the beneficial owner.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the Proposals. As a result, if you abstain from voting on any of the Proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of the Charter), but the abstention will have no effect on the outcome of such proposal.

Q: What will happen if I abstain from voting or fail to vote at the Special Meeting?

A: At the Special Meeting, the Company will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. Abstentions will have no effect on the outcome of the vote on any of the proposals.

If a stockholder who holds share in “street name” does not give the broker voting instructions, the broker is not permitted under applicable self-regulatory organization rules to vote the shares on “non-routine” proposals, such as the Charter Amendment Proposal and the Trust Amendment Proposal. These “broker non-votes” will also count as present for purposes of determining whether a quorum is present and will have no effect on the outcome of the vote on any of the Proposals.

Q: What will happen if I sign and return my proxy card without indicating how I wish to vote?

A: Signed and dated proxies received by the Company without an indication of how the stockholder intends to vote on a proposal will be voted as recommended by the Board.

Q: If I am not going to attend the Special Meeting, should I return my proxy card instead?

A: Yes. Whether you plan to attend the Special Meeting virtually or not, please read the proxy statement carefully, and vote your shares by completing, signing, dating, and returning the enclosed proxy card in the postage-paid envelope provided.

Q: May I change my vote after I have mailed my signed proxy card?

A: Yes. You may change your vote at any time before your proxy is voted at the Special Meeting. You may revoke your proxy by executing and returning a proxy card dated later than the previous one, or by voting again via the Internet, or by submitting a written revocation stating that you would like to revoke your proxy that our proxy solicitor receives prior to the Special Meeting. If you hold your Public Shares through a bank, brokerage firm or nominee, you should follow the instructions of your bank, brokerage firm or nominee regarding the revocation of proxies. If you are a record holder, you should send any notice of revocation or your completed new proxy card, as the case may be, to the Company at its principal address.

Unless revoked, a proxy will be voted at the Special Meeting in accordance with the stockholder’s indicated instructions. In the absence of instructions, proxies which have been signed and returned will be voted FOR each of the Proposals.

Q: What should I do if I receive more than one set of voting materials?

A: You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q. What is a quorum requirement?

A. A quorum of Stockholders is necessary to hold a valid meeting. Holders of a majority of the issued shares entitled to vote at the Special Meeting, present in person (including virtually) or represented by proxy, constitute a quorum. In the absence of a quorum, the Special Meeting will either stand adjourned to the same day/time/place in the following week or will be adjourned to such other day/time/place as the board of directors decides. As of the Record Date for the Special Meeting, the Sponsor held more than a majority of the outstanding shares.

Q. Who can vote at the Special Meeting?

A. Only holders of record of the Company’s Public Shares at the close of business on December 9, 2024 are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. For the purposes of this Proxy Statement “holders of record” means the persons entered in the register of members of the Company as the holders of the relevant shares of Common Stock. On the Record Date, there were 3,424,879 shares of Common Stock outstanding of the Company, including 173,879 outstanding Public Shares.

Stockholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with the Company’s transfer agent, Equiniti Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person (including virtually) at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting virtually, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. Does the Board recommend voting for the Charter Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal?

A. Yes. The Board recommends that the Company’s Stockholders vote “FOR” the Charter Amendment Proposal, “FOR” the Trust Amendment Proposal and “FOR” the Adjournment Proposal.

Q. What interests do the Company’s directors and officers have in the approval of the Charter Amendment Proposal and the Trust Amendment Proposal?

A. The Company’s directors, officers and their affiliates have interests in the Charter Amendment Proposal and the Trust Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, but are not limited to, beneficial ownership of insider shares and Warrants that will become worthless if the Charter Amendment Proposal and the Trust Amendment Proposal are not approved. See the section entitled “Interests of the Company’s Directors and Officers.”

Q. What if I object to the Charter Amendment Proposal or the Trust Amendment Proposal? Do I have appraisal rights?

A. Company Stockholders do not have appraisal rights in connection with the Charter Amendment Proposal or the Trust Amendment Proposal.

Q: What do I need to do now?

A: You are urged to read carefully and consider the information contained in this proxy statement and to consider how the proposals will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank, or other nominee, on the voting instruction form provided by the broker, bank, or nominee.

Q. How do I redeem my Public Shares of the Company?

A. In connection with the Special Meeting and the vote on the Extension Proposal, each Public Stockholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid. Holders of Public Shares do not need to vote on the Extension Proposal or be a holder of record on the Record Date to exercise redemption rights.

To demand redemption, if you hold physical certificates for Public Shares, you must physically tender your share certificates to Equiniti Trust Company, the Company’s transfer agent, at Equiniti Trust Company, 55 Challenger Road, Floor 2, Ridgefield Park, New Jersey 07660 Attn: SPAC Support, Email: SPACSUPPORT@astfinancial.com, no later than two business days prior to the Special Meeting. If you hold your Public Shares in “street name” through a bank, broker, or other nominee, you must deliver your shares to Equiniti Trust Company electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System two business days prior to the Special Meeting to demand redemption. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment.

The redemption rights include the requirement that a stockholder must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address in order to validly redeem its public shares.

Q: Who will solicit and pay the cost of soliciting proxies?

A: The Company will pay the cost of soliciting proxies for the Special Meeting. The Company will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Public Shares for their expenses in forwarding soliciting materials to beneficial owners of Public Shares and in obtaining voting instructions from those owners. The Company’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q: Who can help answer my questions?

A: If you have questions about the Proposals or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Bank and Brokers Call Collect: (212) 269-5550

All Others, Please Call Toll-Free: (800) 331-7543

Email: WAVS@dfking.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the trust account. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement and to consider the risks, uncertainties and events discussed in this proxy statement, in addition to the risk factors set forth in our other filings with the SEC, including the final prospectus related to the IPO dated January 11, 2022 and filed with the SEC on January 12, 2022 pursuant to Rule 424(b)(4) (File No. 333-260384), and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC on April 26, 2024, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 filed with the SEC on July 31, 2024, and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 filed with the SEC on September 30, 2024, and any that may be set forth in the Proposed Business Combination Registration Statement on Form S-4, as amended. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

The Company

The Company was incorporated in Delaware on April 28, 2021 and was formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or other similar Business Combination with one or more businesses or entities. As disclosed in the Company’s prospectus dated January 11, 2022, pursuant to the Trust Agreement, and the Company’s Charter, the Company had until January 11, 2023 to complete the Business Combination. This date was extended six times and is now January 11, 2025.

If the Company were unable to consummate the Proposed Business Combination within such period (or as extended as described herein), it would (i) cease all operations except for the purpose of winding up and (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding shares of common stock, at a per-share of common stock price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to the Company (net of taxes payable), divided by the number of then outstanding shares of common stock, which redemption will completely extinguish public stockholders’ rights as holders of shares of common stock (including the right to receive further liquidation distributions, if any), subject to applicable law. Public stockholders will also forfeit the Warrants included in the units sold in the IPO. As promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board, the Company would dissolve and liquidate, subject to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Following the closing of the IPO on January 11, 2022, $116,150,000 from the net proceeds of the sale of the Public Units in the IPO and the sale of the Private Units was placed in a trust, located in the United States, account maintained by Equiniti Trust Company, acting as trustee (the “Trust Account”). In connection with the original extension from January 11, 2023 to July 11, 2023, the second extension from July 11, 2023 to January 11, 2024, the third extension from January 11, 2024 to April 11, 2024, the fourth extension from April 11, 2024 to July 11, 2024, the fifth extension from July 11, 2024 to October 11, 2024, and the sixth extension from October 11, 2024 to January 11, 2025, the Company received aggregate redemption requests such that on December 4, 2024, the amount in the Trust Account is approximately $1,834,540. Prior to December 21, 2023, funds held in the Trust Account were invested only in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, to avoid the Company being deemed to be an investment company under the Investment Company Act. Since the Business Combination will not occur, if at all, until a date more than 24 months after the IPO, under an interpretation of the Investment Company Act, it became necessary to move all assets held in the Trust into non-interest bearing accounts. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its income or other tax obligations, the proceeds will not be released from the Trust Account until the earlier of the completion of a Business Combination or the redemption of 100% of the outstanding shares of common stock if the Company has not completed a Business Combination in the required time period. The proceeds held in the Trust Account may be used as consideration to pay the sellers of Cycurion with which the Proposed Business Combination is consummated. Any amounts not paid as consideration to the sellers of Cycurion may be used to finance operations of Cycurion.

The Company has identified Cycurion as the potential business combination target company for the Proposed Business Combination (the “Proposed Business Combination”). The Company believes the Target is a compelling opportunity for the Proposed Business Combination and is currently in the process of consummating the Proposed Business Combination.

Our Charter, as amended, provides for the return of the IPO proceeds held in the trust account to the holders of Public Shares if it has not consummated a business combination(s) on or before January 11, 2025. The Company believes Cycurion is a compelling opportunity for the Proposed Business Combination and is currently in the process of consummating the Proposed Business Combination.

The mailing address of our principal executive office is: 42 Broadway, 12th Floor, New York, New York 10004.

Proposed Business Combination

On November 21, 2022, the Company entered into an Agreement and Plan of Merger (as it may be amended and/or restated from time to time, the “Merger Agreement”), by and among the Company, the WAV Merger Sub Inc., a Delaware corporation and wholly-owned Subsidiary of the Company (“Merger Sub”), and Cycurion, Inc., a Delaware corporation (“Cycurion”), pursuant to which Merger Sub will merge with and into Cycurion with Cycurion surviving the merger as a wholly-owned subsidiary of the Company (the “Proposed Business Combination”). In addition, in connection with the consummation of the Proposed Business Combination, the Company will be renamed “Cycurion, Inc.” (“Cycurion”). The Merger Agreement is in the process of being amended to reflect an extension of the Current Termination Date and to give effect to changes in capital structure and recent developments in Cycurion.

The original Merger Agreement provided that the Company would acquire all of the outstanding equity interests of Cycurion in exchange for an aggregate of 9,500,000 shares of the Company Common Stock, par value $0.0001 per share (the “Merger Consideration Shares”). The number of Merger Consideration Shares and the structure of the transaction is being revised to give effect to additional financing undertaken by Cycurion for operations due to the delay in completing the Business Company and additional funds needed by the Company to close the Business Combination.

In accordance with the terms and subject to the conditions of the Merger Agreement, at the effective time of the merger (the “Effective Time”), each share of Cycurion’s capital stock or presumed capital stock issued and outstanding immediately prior to the Effective Time shall be cancelled and shall be converted into the right to receive the per-share Merger Consideration in the amounts relevant to the class or series of equity or presumed equity of Cycurion held as of the consummation of the Proposed Business Combination.

The Company and the other parties to the Merger Agreement are working toward satisfaction of the conditions to complete the Proposed Business Combination and finalize the Proposed Business Combination Registration Statement relating to the transaction, but have determined that there will not be sufficient time before January 11, 2025 to hold a Special Meeting to obtain stockholder approval of, and to consummate, the Business Combination. Accordingly, the Company’s board has determined that, given the Company’s expenditure of time, effort, and money on identifying Cycurion as a target business and consummating the Proposed Business Combination, it is in the best interests of its stockholders to approve the Charter Amendment Proposal and the Trust Amendment Proposal in order to amend the Charter and to amend the Trust Agreement. Assuming that the Charter Amendment Proposal and the Trust Amendment Proposal are so approved, and both the Charter and the Trust Agreement are amended, the Company will have to consummate the Proposed Business Combination before the Extended Termination Date.

You are not being asked to vote on any business combination at this time. If the Charter Amendment Proposal and the Trust Amendment Proposal are implemented and you do not elect to redeem your public shares now, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated the Proposed Business Combination by the Extended Termination Date.

If the Company’s board of directors determines that the Company will not be able to consummate the Proposed Business Combination by the Extended Termination Date, the Company would then look to wind-up the Company’s affairs and redeem 100% of the outstanding public shares, unless further extended.

In connection with the Charter Amendment Proposal and the Trust Amendment Proposal, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Charter Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the proposed business combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Charter Amendment Proposal. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $1,834,540 as of December 4, 2024. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed the Proposed Business Combination by the Extended Termination Date. Our sponsor, our officers and directors, and our other initial stockholders, own an aggregate of 3,251,000 shares of our common stock, which includes 2,875,000 shares that we refer to as the “Founder Shares”, issued prior to our initial public offering (“IPO”) and 376,000 shares of our common stock, which we refer to as the “Private Placement Shares”, that were included in the units purchased in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or January 6, 2025). The redemption rights include the requirement that a stockholder must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address in order to validly redeem its public shares. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit and Withdrawal At Custodian) service. If you hold your shares in street name, you will need to instruct your bank, broker, or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of December 4, 2024, there was approximately $1,834,540 in the Trust Account. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension Termination Date is extended to April 11, 2025, the redemption price per share at the meeting for the proposed business combination or the Company’s subsequent liquidation will be unchanged at approximately $10.55 per share (without taking into account any allowable liquidation distributions and based upon certain estimates for interest, income taxes, and other factors). The closing price of the Company’s common stock on December 3, 2024 was $10.92. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are approved and we do not consummate a business combination by April 11, 2025, as contemplated by our IPO prospectus and in accordance with our amended Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our Warrants that were included in the units sold in the public offering, which will be worthless in the event of our winding up. In the event of a liquidation, our sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Shares.

Subject to the foregoing, the affirmative vote of 65% of the Company’s outstanding common stock, including the Founder Shares and the Private Placement Shares, will be required to approve the Charter Amendment Proposal and the Trust Amendment Proposal. The approval of the Charter Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate the Proposed Business Combination. By virtue of the ownership of the Company’s common stock by the Sponsor and A.G.P., the Company’s financial advisor, each of whom has agreed to vote in favor of the proposals, all of the proposals will be approved at the Meeting without the vote of the public stockholders.

Our board has fixed the close of business on December 9, 2024 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the board of directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on December 9, 2024 (the “Record Date”) and only stockholders of record at that time will be entitled to vote at the Special Meeting and any adjournment or adjournments thereof.

The shares of the Company’s common stock (“Common Stock”) represented by all validly executed proxies received in time to be taken to the Special Meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this Proxy Statement and the enclosed proxy card to our stockholders on or about [TBD].

Dissenters’ Right of Appraisal

Holders of shares of our Common Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding shares of Common Stock entitled to vote at the Special Meeting is 3,424,879. Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the Special Meeting of the holders of 1,712,440 shares, or a majority of the number of outstanding shares of Common Stock, will constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of shares of our Common Stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a stockholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1 (Charter Amendment Proposal) is a matter that we believe will be considered “non-routine.”

Proposal 2 (Trust Amendment Proposal) is a matter that we believe will be considered “non-routine.”

Proposal 3 (Adjournment Proposal) is a matter that we believe will be considered “routine.”

Banks or brokerages cannot use discretionary authority to vote shares on Proposals 1 or 2 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Special Meeting:

Abstentions will count as a vote against each of the proposals.

Interests of the Company’s Directors and Officers

Proposal	Vote Required	Broker Discretionary Vote Allowed
Charter Amendment Proposal	65% of outstanding shares	No
Trust Amendment Proposal	Majority of the outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the Special Meeting	No
Adjournment	Majority of the outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the Special Meeting	Yes

When you consider the recommendation of our board, you should keep in mind that the Company’s initial stockholders, sponsor, officers, directors, and advisors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•	the fact that the Sponsor paid an aggregate of $25,000 for its Founder Shares and such securities will have a significantly higher value at the time of the Proposed Business Combination;

•	the fact that, if the Proposed Business Combination is not approved, in accordance with our Charter, the 2,875,000 Founder Shares held by our sponsor, our officers and directors, which were acquired prior to the IPO for an aggregate purchase price of $25,000, will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 376,000 Private Placement Shares included in the private units that were acquired simultaneously with the IPO in the private placement for an aggregate purchase price of $3,760,000. Irrespective of existing lock-up agreements that impose restrictions on the transfer of the Founder Shares and Private Placement Shares, such Founder Shares and Private Placement Shares had an aggregate market value of approximately $35,500,920 based on the last sale price of $10.92, on Nasdaq on December 3, 2024;

•	if we are unable to consummate the Proposed Business Combination and distribute the proceeds held in trust to our public stockholders, our sponsor has agreed (subject to certain exceptions) that it will be liable to ensure that the proceeds in the trust account are not reduced below $0.01 per share by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us;

•	all rights specified in the Company’s Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the Proposed Business Combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions; and

•	our sponsor, officers, directors, initial stockholders, or their affiliates, are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on our behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to consummate the Proposed Business Combination, they will not have any claim against the trust account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if the Proposed Business Combination is not completed. As of December 4, 2024, no out-of-pocket expenses are owed to the Company’s officers, directors, and Sponsor.

Additionally, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Extension is implemented and the Company consummates the Proposed Business Combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Voting Procedures

Each share of our common stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your proxy card shows the number of shares of our common stock that you own.

•	You can vote your shares in advance of the Special Meeting by completing, signing, dating, and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank, or other nominee, you will need to follow the instructions provided to you by your broker, bank, or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our common stock will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” the Charter Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal.

•	You can attend the Special Meeting and vote telephonically even if you have previously voted by submitting a proxy. However, if your shares of common stock are held in the name of your broker, bank, or other nominee, you must get a proxy from the broker, bank, or other nominee. That is the only way we can be sure that the broker, bank, or nominee has not already voted your shares of common stock.

Solicitation of Proxies

Your proxy is being solicited by our board on the proposals being presented to stockholders at the Special Meeting. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

The cost of preparing, assembling, printing, and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Delivery of Proxy Materials to Stockholders

Only one copy of this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or who otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement. If you share an address with at least one other stockholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Western Acquisition Ventures Corp., 42 Broadway, 12th Floor, New York, New York 10004, or call the Company promptly at (310) 740-0710.

If you share an address with at least one other stockholder and currently receive multiple copies of our Proxy Statement, and you would like to receive a single copy of our Proxy Statement, please specify such request in writing and send such written request to Western Acquisition Ventures Corp., 42 Broadway, 12th Floor, New York, New York 10004; Attention: Secretary.

Redemption rights

Pursuant to our currently existing charter, any holders of our public shares may demand that such shares be converted for a pro rata share of the aggregate amount on deposit in the trust account, less taxes payable, calculated as of two business days prior to the Special Meeting. Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our common stock as of the Record Date. If you properly exercise your redemption rights, your shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our IPO (calculated as of two business days prior to the Special Meeting). For illustrative purposes, based on funds in the trust account of approximately $1,834,540 on December 4, 2024, the estimated per-share conversion price would have been approximately $10.55 (without taking into account any allowable liquidation distributions and based upon certain estimates for interest, income taxes, and other factors).

In order to exercise your redemption rights, you must:

•	submit a request in writing prior to 5:00 p.m., Eastern Time on January 6, 2025 (two business days before the Special Meeting) that we convert your public shares for cash to Equiniti Trust Company, our transfer agent, at the following address:

Equiniti Trust Company, LLC

55 Challenger Road, Floor 2
Ridgefield Park, New Jersey 07660
Attn: SPAC Support

E-mail: SPACSUPPORT@astfinancial.com

And

•	deliver your public shares either physically or electronically through DTC to our transfer agent at least two business days before the Special Meeting. Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, bank, or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for conversion, once made, may be withdrawn at any time until the deadline for exercising conversion requests (and submitting shares to the transfer agent) and thereafter, with our consent. If you delivered your shares for conversion to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising redemption rights, stockholders should verify the market price of our common stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their redemption rights if the market price per share is higher than the conversion price. We cannot assure you that you will be able to sell your shares of our common stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in our common stock when you wish to sell your shares.

If you exercise your redemption rights, your shares of our common stock will cease to be outstanding immediately prior to the Special Meeting (assuming the Charter Amendment Proposal and the Trust Amendment Proposal are approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the trust account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request conversion.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate the Proposed Business Combination by January 11, 2025, we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public stockholders and our rights to convert into common stock will be worthless.

Holders of outstanding units must separate the underlying public shares and public rights prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Equiniti Trust Company with written instructions to separate such units into public shares and public rights. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company, or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Equiniti Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s Deposit and Withdrawal at Custodian (DWAC) service, a withdrawal of the relevant units and a deposit of an equal number of public shares and public rights. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(3)	Approximate Percentage of Outstanding Shares of Common Stock(2)
Western Acquisition Ventures Sponsor LLC (our sponsor)	2,125,000	62.0%
A.G.P./Alliance Global Partners(4)	750,000	21.9%
James P. McCormick (Chief Executive Officer, Chief Financial Officer, Director)	—	—
William Lischak(5)	2,125,000	62.0%
All directors and executive officers as a group (one individual)	—	—%

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o 42 Broadway, 12th Floor, New York, New York 10004.

(2)	Percentages shown are based on 3,424,879 shares of common stock issued and outstanding as of December 4, 2024.

(3)	Interests shown include of founders shares, classified as common stock, and shares issued with the private placement units, as well as public shares.

(4)	Interests shown consist solely of representative shares, classified as common stock. The business address of A.G.P. is 590 Madison Avenue, 28th Floor, New York, NY 10022. Interests shown consist of 750,000 shares of common stock beneficially owned by A.G.P. Individuals who have shared voting and investor control over these shares are Raffaele Gambardella, A.G.P.’s Chief Operation Officer and Chief Risk Officer, Craig E. Klein, A.G.P.’s Chief Financial Officer/Principal Financial Officer, Phillip W. Michals, A.G.P.’s Chief Executive Officer, John J. Venezia, A.G.P.’s Chief Compliance Officer, and David A. Bocchi, Trustee of the David Bocchi Family Trust, which is an indirect owner of A.G.P., each of whom disclaims any beneficial ownership of such shares except to the extent of their pecuniary interest.

(5)	With respect to before the offering, our Sponsor is the record holder of such shares. William Lischak, our former Chief Financial Officer and a former Director, is the sole managing member of our Sponsor. As such, William Lischak has voting and investment discretion with respect to the founder shares held of record by our Sponsor and may be deemed to have shared beneficial ownership of the founder shares held directly by our Sponsor. Mr. Lischak disclaims beneficial ownership of any shares other than to the extent he may have a pecuniary interest therein, directly or indirectly.

PROPOSAL 1: THE CHARTER AMENDMENT PROPOSAL

This is a proposal to amend the Company’s Certificate of incorporation (the “Charter”), to extend the date by which the Company has to consummate a business combination (the “Extension”) from January 11, 2025 through and including April 11, 2025 (the latest such date actually extended being referred to as the “Extended Termination Date”) (the “Charter Amendment Proposal”).

Reasons for the Proposed Charter Amendment Proposal

The purpose of the Charter Amendment Proposal is to allow the Company more time to consummate the Proposed Business Combination. The Company’s Charter provides that the Company has only until January 11, 2025 to complete a business combination.

On November 21, 2022, the Company entered into an Agreement and Plan of Merger (as it may be amended and/or restated from time to time, the “Merger Agreement”), by and among the Company, the WAV Merger Sub Inc., a Delaware corporation and wholly-owned Subsidiary of the Company (“Merger Sub”), and Cycurion, Inc., a Delaware corporation (“Cycurion”), pursuant to which Merger Sub will merge with and into Cycurion with Cycurion surviving the merger as a wholly-owned subsidiary of the Company (the “Proposed Business Combination”). In addition, in connection with the consummation of the Proposed Business Combination, the Company will be renamed “Cycurion, Inc.” (“Cycurion”). The Merger Agreement is in the process of being amended to reflect an extension of the Current Termination Date and to give effect to changes in capital structure and recent developments in Cycurion.

The original Merger Agreement provided that the Company would acquire all of the outstanding equity interests of Cycurion in exchange for an aggregate of 9,500,000 shares of the Company Common Stock, par value $0.0001 per share (the “Merger Consideration Shares”). The number of Merger Consideration Shares and the structure of the transaction is being revised to give effect to additional financing undertaken by Cycurion for operations due to the delay in completing the Business Company and additional funds needed by the Company to close the Business Combination.

In accordance with the terms and subject to the conditions of the Merger Agreement, at the effective time of the merger (the “Effective Time”), each share of Cycurion’s capital stock or presumed capital stock issued and outstanding immediately prior to the Effective Time shall be cancelled and shall be converted into the right to receive in the amounts relevant to the class or series of equity or presumed equity of Cycurion held as of the consummation of the Proposed Business Combination.

The Company and the other parties to the Merger Agreement are working toward satisfaction of the conditions to complete the Proposed Business Combination and finalize the Proposed Business Combination Registration Statement relating to the transaction, but have determined that there will not be sufficient time before January 11, 2025 to hold a Special Meeting to obtain stockholder approval of, and to consummate, the Business Combination. Accordingly, the Company’s board has determined that, given the Company’s expenditure of time, effort, and money on identifying Cycurion as a target business and consummating the Proposed Business Combination, it is in the best interests of its stockholders to approve the Charter Amendment Proposal and the Trust Amendment Proposal in order to amend the Charter and to amend the Trust Agreement. Assuming that the Charter Amendment Proposal and the Trust Amendment Proposal are so approved, and both the Charter and the Trust Agreement are amended, the Company will have to consummate the Proposed Business Combination before the Extended Termination Date.

If the Company’s board of directors determines that the Company will not be able to consummate the Proposed Business Combination by the Extended Termination Date, the Company would then look to wind-up the Company’s affairs and redeem 100% of the outstanding public shares, unless otherwise extended.

In connection with the Charter Amendment Proposal, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Charter Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the proposed business combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Charter Amendment. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $1,834,540 as of December 4, 2024. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not consummated the Proposed Business Combination by the Extended Termination Date. Our sponsor, our officers and directors and our other initial stockholders, own an aggregate of 3,251,000 shares of our common stock, which includes 2,875,000 shares that we refer to as the “Founder Shares”, issued prior to our initial public offering (“IPO”) and 376,000 shares of our common stock, which we refer to as the “Private Placement Shares” that were included in the units purchased in a private placement which occurred simultaneously with the completion of the IPO.

Factors to Consider

When you consider the recommendation of our board, you should consider, among other things, the following benefits and detriments of the proposals to you as the public stockholders:

•	Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our Common Stock as of the Record Date. (See “Redemption Rights”).

•	Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $1,834,540 as of December 4, 2024.

Interests of the Company’s Directors and Officers

When you consider the recommendation of our board, you should also keep in mind that the Company’s Sponsor, initial stockholders, officers, and directors have interests in the proposals and the business combination that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•	the Company’s Sponsor has a fiduciary obligation to its members and William Lischak (the Company’s former Chief Financial Officer and a former Director) is the controlling member of our Sponsor. Mr. Lischak has a fiduciary obligation to both the Company and the Sponsor so he may have a conflict of interest when voting.

•	If the Proposed Business Combination is not completed, the Company will be required to dissolve and liquidate. In such event, the 2,875,000 Founder Shares which were acquired prior to the IPO and 376,000 Private Placement Shares included in the private placement units acquired in the private placement simultaneously with the closing of the IPO currently held by the initial stockholders, will be worthless because such holders have agreed to waive their rights to any liquidation distributions. The Founder Shares were purchased for an aggregate purchase price of $25,000.

•	If the Proposed Business Combination is not completed, an aggregate of 11,500,000 Warrants purchased as part of the public units and the 376,000 warrants included in the private units purchased as part of the private placement simultaneously with the IPO, will be worthless.

•	Because of these interests, the Company’s initial stockholders could benefit from the completion of a business combination that is not favorable to its public stockholders and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to public stockholders rather than liquidate. For example, if the share price of the Company Common Stock declined to $5.00 per share after the close of the business combination, the Company’s public stockholder that purchased shares in the initial public offering, would have a loss of $5.00 per share, while the Company’s initial stockholders would have a gain of $3.84 per share because it acquired the Founder Shares for a nominal amount. In other words, the Company’s initial stockholders can earn a positive rate of return on their investment even if public stockholders experience a negative rate of return in the post-combination company.

Public stockholders will also forfeit the 11,500,000 Warrants included in the units sold in the IPO. As promptly as reasonably possible following such redemption, the Company would dissolve and liquidate, subject to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

If we liquidate, our public stockholders may only receive $10.55 per share, and our Warrants, including the 11,500,000 Warrants held by the public stockholders, will expire worthless. This will also cause you to lose the investment opportunity in the target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Company may extend the time to complete the Proposed Business Combination through and including January 11, 2025.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or January 6, 2025). The redemption rights include the requirement that a stockholder must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address in order to validly redeem its public shares. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit and Withdrawal At Custodian) service. If you hold your shares in street name, you will need to instruct your bank, broker, or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of December 4, 2024, there was approximately $1,834,540 in the Trust Account. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extended Termination Date is extended through and including April 11, 2025, the redemption price per share at the meeting for the proposed business combination or the Company’s subsequent liquidation will be unchanged at approximately $10.55 per share (without taking into account any allowable liquidation distributions and based upon certain estimates for interest, income taxes, and other factors). The closing price of the Company’s common stock on December 3, 2024 was $10.92. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment proposals are approved and we do not consummate a business combination by January 11, 2025, as contemplated by our IPO prospectus and in accordance with our amended Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii), above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our Warrants that were included in the units purchased in the public offering, which will be worthless in the event of our winding up. In the event of a liquidation, our sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Shares.

United States Federal Income Tax Considerations for Stockholders Exercising Redemption Rights

THE FOLLOWING DISCUSSION IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS TAX ADVICE. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF MAKING OR NOT MAKING THE ELECTION, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX RULES AND POSSIBLE CHANGES IN LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED IN THIS PROXY STATEMENT.

U.S. Holders

This section applies to you if you are a “U.S. holder.” A U.S. holder is a beneficial owner of our shares of common stock who or that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income tax purposes regardless of its source; or

•	a trust, if (A) a court within the United States is able to exercise primary supervision over the administration of such trust and one or more “United States persons” (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (B) the trust validly elected to be treated as a United States person for U.S. federal income tax purposes.

Taxation of Distributions. If a U.S. holder’s conversion of shares of common stock is treated as a distribution, such distributions will generally constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in our common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the common stock and will be treated as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock.”

Dividends received by a U.S. holder that is a taxable corporation will generally qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends received by a non-corporate U.S. holder will generally constitute “qualified dividends” that will be subject to tax at the maximum tax rate applicable to long-term capital gains.

Gain or Loss on Sale, Taxable Exchange, or Other Taxable Disposition of Common Stock. If a U.S. holder’s conversion of shares of common stock is treated as a sale or other taxable disposition, a U.S. holder will generally recognize capital gain or loss in an amount equal to the difference between the amount realized and the U.S. holder’s adjusted tax basis in the shares of common stock converted. Any such capital gain or loss will generally be long-term capital gain or loss if the U.S. holder’s holding period for the common stock so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. holders will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

Generally, the amount of gain or loss recognized by a U.S. holder is an amount equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition and (ii) the U.S. holder’s adjusted tax basis in its common stock so disposed of. A U.S. holder’s adjusted tax basis in its common stock will generally equal the U.S. holder’s acquisition cost less any prior distributions paid to such U.S. holder with respect to its shares of common stock treated as a return of capital. If the holder purchased an investment unit consisting of both shares and Warrants, the cost of such unit must be allocated between the shares and Warrants that comprised such unit based on their relative fair market values at the time of the purchase. Calculation of gain or loss must be made separately for each block of shares owned by a U.S. holder. Any U.S. holder who has tendered all of his actually owned shares for conversion but continues to hold Warrants after the conversion will generally not be considered to have experienced a complete termination of his interest in the Company.

Non-U.S. Holders

This section applies to you if you are a “non-U.S. holder.” A non-U.S. holder is a beneficial owner of our common stock who or that is, for U.S. federal income tax purposes:

•	a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

•	a foreign corporation; or

•	an estate or trust that is not a U.S. holder;

but does not include an individual who is present in the United States for 183 days or more in the taxable year of disposition. If you are such an individual, you should consult your tax advisor regarding the U.S. federal income tax consequences of a conversion.

Taxation of Distributions. If a non-U.S. holder’s conversion of shares of common stock is treated as a distribution, to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles), such distribution will constitute a dividend for U.S. federal income tax purposes and, provided such dividend is not effectively connected with the non-U.S. holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of thirty percent (30%), unless such non-U.S. holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and timely provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the non-U.S. holder’s adjusted tax basis in its shares of our common stock and, to the extent such distribution exceeds the non-U.S. holder’s adjusted tax basis, as gain realized from the sale or other disposition of the common stock, which will be treated as described below under the section entitled “— Non-U.S. holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock.”

The withholding tax described above does not apply to a dividend paid to a non-U.S. holder who provides an IRS Form W-8ECI, certifying that such dividend is effectively connected with the non-U.S. holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividend will be subject to regular U.S. federal income tax as if the non-U.S. holder were a U.S. holder, subject to an applicable income tax treaty providing otherwise. A non-U.S. holder that is a corporation for U.S. federal income tax purposes and is receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of thirty percent (30%) (or a lower applicable treaty rate).

Gain on Sale, Taxable Exchange, or Other Taxable Disposition of Common Stock. If a non-U.S. holder’s conversion shares of common stock is treated as a sale or other taxable disposition, subject to the discussions of FATCA and backup withholding, below a non-U.S. holder will generally not be subject to U.S. federal income or withholding tax in respect of gain recognized on a sale, taxable exchange, or other taxable disposition of our common stock, unless:

•	the gain is effectively connected with the conduct of a trade or business by the non-U.S. holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the non-U.S. holder); or

•	we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the non-U.S. holder held our common stock, and, in the case where shares of our common stock are regularly traded on an established securities market, the non-U.S. holder has owned, directly or constructively, more than 5% of our common stock at any time within the shorter of the five-year period preceding the disposition or such non-U.S. holder’s holding period for the shares of our common stock.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the non-U.S. holder were a U.S. resident. In the event the non-U.S. holder is a corporation for U.S. federal income tax purposes, such gain may also be subject to an additional “branch profits tax” at a thirty percent (30%) rate (or lower treaty rate).

If the second bullet point above applies to a non-U.S. holder, gain recognized by such holder on the sale, exchange, or other taxable disposition of shares of our common stock will be subject to tax at generally applicable U.S. federal income tax rates. In addition, unless our common stock is regularly traded on an established securities market, a buyer of our common stock (we would be treated as a buyer with respect to a conversion of common stock) may be required to withhold U.S. federal income tax at a rate of fifteen percent (15%) of the amount realized upon such disposition. There can be no assurance that our common stock will be treated as regularly traded on an established securities market. We believe that we are not and have not been at any time since our formation a United States real property holding company and we do not expect to be a United States real property holding corporation immediately after the Charter Extension is completed.

FATCA Withholding Taxes. Provisions commonly referred to as “FATCA” impose withholding of thirty percent (30%) on payments of dividends (including constructive dividends received pursuant to a conversion of stock) on our common stock to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BEN or W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. non-U.S. holders should consult their tax advisors regarding the effects of FATCA on a conversion of common stock.

Information Reporting and Backup Withholding

Generally, information returns will be filed with the IRS in connection with payments resulting from a conversion shares of common stock.

Backup withholding of tax may apply to cash payments to which a non-U.S. holder is entitled in connection with a conversion of shares of common stock, the non-U.S. holder submits an IRS Form W-8BEN (or other applicable IRS Form W-8), signed under penalties of perjury, attesting to such non-U.S. holder’s status as non-U.S. person.

The amount of any backup withholding from a payment to a non-U.S. holder will be allowed as a credit against such holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided that the required information is timely furnished to the IRS.

Required Vote

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the Founder Shares and the Private Placement Shares, will be required to approve the Charter Amendment Proposal and the Trust Amendment Proposal. The approval of the Charter Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate the Proposed Business Combination. Therefore, our board will abandon and not implement the Charter Amendment Proposal unless our stockholders approve the Charter Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal, our board will retain the right to abandon and not implement the Charter Amendment Proposal or the Trust Amendment Proposal at any time without any further action by our stockholders.

We may not be able to complete the Proposed Business Combination with a U.S. target company since such Proposed Business Combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

Our sponsor, Western Acquisition Ventures Sponsor LLC, a Delaware corporation, has equity holders that reside outside the United States. We therefore may be considered a “foreign person” under the regulations administered by CFIUS and will continue to be considered as such in the future for so long as our sponsor has the ability to exercise control over us for purposes of CFIUS’s regulations. As such, the Proposed Business Combination with a U.S. business may be subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our Proposed Business Combination with Cycurion falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the Proposed Business combination without notifying CFIUS and risk CFIUS intervention, before or after consummating the Proposed Business Combination. CFIUS may decide to block or delay the Proposed Business Combination, impose conditions to mitigate national security concerns with respect to the Proposed Business Combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain business combination opportunities that we believe would otherwise be beneficial to us and our stockholders. As a result, the pool of potential targets with which we could complete the Proposed Business Combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies that do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to consummate the Proposed Business Combination. If we cannot consummate the Proposed Business Combination by October 11, 2024 (because the review process drags on beyond such timeframe or because the Proposed Business Combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, based on the trust account balance as of December 4, 2024, our public stockholders may only receive approximately $10.55 per share (without taking into account any allowable liquidation distributions and based upon certain estimates for interest, income taxes, and other factors), and our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Our board has fixed the close of business on December 9, 2024 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on any business combination at this time. If the Charter Amendment Proposal and the Trust Amendment Proposal are implemented and you do not elect to redeem your public shares now, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated the Proposed Business Combination by the Extended Termination Date.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the Charter Amendment Proposal.

PROPOSAL 2: THE TRUST AMENDMENT

The Trust Amendment

The proposed Trust Amendment Proposal would amend our existing Investment Management Trust Agreement, as amended (the “Trust Agreement”), dated as of January 11, 2022, by and between the Company and Equiniti Trust Company (the “Trustee”), allowing the Company to extend the time to complete (the “Business Combination Period”) a business combination (the “Proposed Business Combination”), each such extension (the “Extension”) through and including July 11, 2024 (the “Trust Amendment”), by depositing a nominal amount of $100 (the “Extension Payment”). A copy of the proposed Trust Amendment will be filed as an exhibit to the Form 8-K disclosing the results of the Special Meeting. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Amendment

The purpose of the Trust Amendment Proposal is to give the Company the right to extend the Business Combination Period from January 11, 2025 through and including April 11, 2025 (i.e., 39 months from the consummation of the IPO), provided that the Extension Payment of $100 is deposited into the Trust Account upon execution of the Trust Amendment.

The Company’s current Charter and Trust Agreement, each as amended, provide that the Company has until January 11, 2025 to complete a business combination.

On November 21, 2022, the Company announced that it had entered into a definitive agreement for the Proposed Business Combination with Cycurion. The Board of Directors of the Company has unanimously (i) approved and declared advisable the Merger Agreement, the Merger and the other transactions contemplated thereby, and (ii) resolved to recommend approval of the Merger Agreement and related matters by the stockholders of the Company. the Company will hold a meeting of stockholders to consider and approve the Proposed Business Combination and a proxy statement/prospectus will be sent to all the Company stockholders. the Company and other parties to the Merger Agreement are working toward satisfaction of the conditions to complete the Business Combination, file an amended registration statement on Form S-4 with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there will not be sufficient time before January 11, 2025 (the “Current Termination Date”) to hold a Special Meeting to obtain the requisite stockholder approval of, and to consummate, the Proposed Business Combination.

If the Trust Amendment Is Not Approved

If the Trust Amendment Proposal were not approved, and we do not consummate the Proposed Business Combination by January 11, 2025, we would be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public stockholders and our Warrants that convert into Common Stock will be worthless. By virtue of the ownership of the Company’s common stock by the Sponsor and A.G.P., the Company’s financial advisor, each of whom has agreed to vote in favor of the proposals, all of the proposals will be approved at the Meeting without the vote of the public stockholders.

The Company’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their insider shares. There will be no distribution from the Trust Account with respect to the Company’s Warrants, which will be worthless in the event we wind-up. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Trust Amendment Proposal Is Approved

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the form of amendment to the Trust Agreement that will be filed as an exhibit to the Form 8-K disclosing the results of the Special Meeting will be executed and the Trust Account will not be disbursed except in connection with our consummation of the Proposed Business Combination or in connection with our liquidation if we do not consummate the Proposed Business Combination by the applicable termination date. The Company will then continue to attempt to consummate a business combination until the applicable termination date or until the Company’s Board of Directors determines in its sole discretion that it will not be able to consummate the Proposed Business Combination by the applicable termination date as described below and does not wish to seek an additional extension.

Required Vote

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding Common Stock, including the Founder Shares and Private Placement Shares, will be required to approve the Trust Amendment Proposal. Our Board will abandon and not implement the Trust Amendment Proposal unless our stockholders approve both the Charter Amendment Proposal and Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Charter Amendment Proposal and Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Charter Amendment and Trust Amendment at any time without any further action by our stockholders.

Our Board has fixed the close of business on December 9, 2024, as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on any business combination at this time. If the Trust Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the Proposed Business Combination by the applicable termination date.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the Trust Amendment Proposal.

PROPOSAL 3: THE ADJOURNMENT PROPOSAL

The adjournment proposal, if adopted, will request the chairman of the Special Meeting (who has agreed to act accordingly) to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The adjournment proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the other proposal in this proxy statement. If the adjournment proposal is not approved by our stockholders, the chairman of the meeting will not exercise his ability to adjourn the Special Meeting to a later date (which he would otherwise have under the Chairman) in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the other proposal.

Required Vote

If a majority of the shares present in person or by proxy and voting on the matter at the Special Meeting vote for the adjournment proposal, the chairman of the Special Meeting will exercise his or her power to adjourn the meeting as set out above.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the adjournment proposal.

THE SPECIAL MEETING

The Special Meeting will be a virtual meeting only and will be held via a videoconference. Stockholders will not be able to physically attend the meeting. The virtual meeting can be accessed by using the following link:

https://web.lumiconnect.com/285796129

The password for the videoconference is: wavs2025

We are first mailing these materials to our stockholders on or about [TBD].

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned Public Shares at the close of business on December 4, 2024, the Record Date for the Special Meeting. At the close of business on the Record Date, there were 3,424,879 shares of Common Stock outstanding each of which entitles its holder to cast one vote on the proposal. Company Warrants do not carry voting rights.

Proxies; Board Solicitation. Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the Special Meeting.

Required Votes

Charter Amendment Proposal. The Extension Proposal must be approved by the affirmative vote of 65% of the outstanding shares of Common Stock outstanding.

Trust Amendment Proposal. The Trust Amendment Proposal must be approved by the affirmative vote of a majority of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

Adjournment Proposal. The Adjournment Proposal must be approved by the affirmative vote of a majority of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

By virtue of the ownership of the Company’s common stock by the Sponsor and A.G.P., the Company’s financial advisor, each of whom has agreed to vote in favor of the proposals, all of the proposals will be approved at the Meeting without the vote of the public stockholders.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the proposals. As a result, if you abstain from voting on any of the proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Charter), but the abstention will have no effect on the outcome of such proposal.

If you do not want to approve the Charter Amendment Proposal, the Trust Amendment Proposal, or the Adjournment Proposal, you must vote against each proposal. The approval of the Charter Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate the Proposed Business Combination. Therefore, our board will abandon and not implement the Charter Amendment Proposal unless our stockholders approve both the Charter Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect.

The Sponsor and all of the Company’s directors, executive officers, initial stockholders and their affiliates are expected to vote any Common Stock owned by them in favor of the Charter Amendment Proposal and the Trust Amendment Proposal. On the Record Date, they beneficially owned and were entitled to vote 3,251,000 shares of Common Stock, representing approximately 95% of the Company’s issued and outstanding shares of Common Stock.

STOCKHOLDER PROPOSALS

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Extension Amendment is effective, the Trust Amendment is executed, and the Proposed Business Combination is consummated, we expect that the post-Proposed Business Combination Company will hold its 2024 annual meeting of stockholders on or prior to April 11, 2025. The date of such meeting and the date by which you may submit a proposal for inclusion in the proxy statement will be included in a Current Report on Form 8-K or a Quarterly Report on Form 10-Q.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and the Proposed Business Combination is not consummated, there will be no further annual meetings of the Company.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. stockholders may notify the Company of their requests by calling or writing the Company’s Secretary at 42 Broadway, 12th Floor, New York, New York 10004; (310) 740-0710.

OTHER INFORMATION

The Company’s 2023 Annual Report on Form 10-K, excluding exhibits, will be mailed without charge to any stockholder entitled to vote at the meeting, upon written request to Secretary, Western Acquisition Ventures Corp. at 42 Broadway, 12th Floor, New York, New York 10004.

Other Matters to Be Presented at the Special Meeting

The Company did not have notice of any matter to be presented for action at the Special Meeting, except as discussed in this proxy statement. The persons authorized by the accompanying form of proxy will vote in their discretion as to any other matter that comes before the Special Meeting.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly, and current reports, proxy statements, and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Charter Amendment Proposal or the Adjournment by contacting us at the following address or telephone number:

Western Acquisition Ventures Corp.

42 Broadway, 12th Floor
New York, New York 10004
(310) 740-0710

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company at its address above.

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than December 26, 2024.